SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                               AMENDMENT NUMBER 1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                  Date of Earliest Event Reported: May 31, 2001

                            HYPERDYNAMICS CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      000-25496              87-0400335
 (State or other jurisdiction      (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)

                           9700 Bissonnet, Suite 1700
                              Houston, Texas 77036
          (Address of principal executive offices, including zip code)

                                  (713) 353-9400
              (Registrant's telephone number, including area code)


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The financial statements and pro forma financial information contained in this Form 8-K Amendment Number 1 are in connection with our acquisition of 100% of the stock of SCS Corporation (formerly ASACK Corp.), a Delaware corporation, that we reported on Form 8-K dated May 31, 2001 and filed on June 15, 2001. Prior to the acquisition of 100% of the stock of SCS Corporation by us, SCS had acquired all the assets of Seacon Computer Systems, Inc. on May 1, 2001.

     Financial  Statements  and  pro  forma  financial  information  as follows:

Page          Description
----          -----------

F-1 - F-3     Pro Forma Consolidated Condensed Financial Statements derived from the  audited  financial statements of Hyperdynamics Corporation as of  June  30,  2000 and adjusts such information to give effect to the  acquisition  of  Seacon  Computer  Systems,  Inc.  as  if the
              acquisition  had  occurred  at  June  30,  2000.
G-1 - G-9     Seacon Computer Systems, Inc. - audited financial statements as of
              December  30,  2000  and  for  each  of the two years then ended.

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements has been derived from the financial statements of Hyperdynamics Corporation ("HYPD") at June 30, 2000 and adjusts such information to give effect to the acquisition of Seacon Computer Systems, Inc. ("SCS"), a Texas corporation, as if the acquisition had occurred at June 30, 2000. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at June 30, 2000. The pro forma financial statements should be read in conjunction with the notes thereto and the Company's consolidated financial statements and related notes thereto contained in the Company's latest annual report filed with the SEC.

Pro Forma Consolidated Condensed Income Statement:

                                6/30/00     12/31/00                         9/30/00
                                 HYPD       SCS  (4)        Adjustments     Pro-Forma
                              -----------  ----------       -----------  ---------------
Revenues                      $2,137,998   $ 461,571                     $    2,599,569
Cost of revenues               1,962,150     338,692                          2,300,842
                              -----------  ----------                    ---------------
Gross Margin                     175,848     122,879                            298,727
Operating Expenses
  Selling                        196,595     196,595
  General and administrative     690,395     160,832                            851,227
Writedown of goodwill                                  (3)    2,631,869       2,631,869
                              -----------  ----------                    ---------------

  Operating loss                (711,142)    (37,953)                        (3,380,964)
Other expense                    (31,403)    (52,031)                           (83,434)
                              -----------  ----------                    ---------------

  Loss from continuing
   Operations                   (742,545)    (89,984)                        (3,464,398)
Loss from discontinued
  operations, net                   (568)                                          (568)
Gain on sale of discontinued
  operations, net                127,065                                        127,065
                              -----------  ----------                    ---------------

  NET LOSS                      (616,048)    (89,984)                        (3,337,901)
  Preferred dividends            (50,084)                                       (50,084)
                              -----------  ----------                    ---------------
NET LOSS AVAILABLE TO
  COMMON SHAREHOLDERS         $ (666,132)  $ (89,984)                    $   (3,387,985
                              ===========  ==========                    ===============

Pro forma Consolidated Condensed Balance Sheet:


                                      06/30/00      12/30/00                         06/30/00
                                        HYPD          SCS         Adjustments       Pro Forma
                                    ------------  -----------    -------------  --------------
Cash                                $ 1,033,435   $   14,287                     $  1,047,722
Restricted cash                         436,300                                       436,300
Accounts receivable, net                537,192       17,322                          554,514
Inventory                               225,647                                       225,647
Other current assets                    517,763                                       517,763
                                    ------------  -----------                    -------------
                                      2,750,337       31,609                        2,781,946

Property and equipment, net              52,268       61,522                          113,790
Intangible assets, net                   29,750              (2)    2,631,869
                                                             (3)   (2,631,869)         29,750
Deposit                                  20,632                                        20,632
                                    ------------  -----------                    -------------
                                    $ 2,852,987   $   93,131                     $  2,946,118
                                    ============  ===========                    =============

Accounts payable and
  accrued expenses                  $   418,478   $  114,247                     $    418,478
Installment debt                                       6,983 (1)        6,983
Notes payable                                         47,990 (1)       47,990
Dividends payable                        44,826                                        44,826
                                    ------------  -----------                    -------------
                                        463,304      169,220                          463,304
Due to Affiliate                                     105,442 (1)      105,442
                                    ------------  -----------                    -------------
                                        463,304      274,662                          463,304

Stockholders' Equity
Preferred stock, $.001 par value;
  $1,000 stated value; 20,000,000
  shares authorized:
   Series A - 2,560 shares issued
    and outstanding                           3                                             3
   Series B - 2,725 shares issued
    and outstanding (5)                                      (2)           (3)              3
Common stock, $.001 par value,
  50,000,000 shares authorized,
  13,021,821 shares issued and
  outstanding                            13,022                                        13,022
Class A common stock, no par
  value, 500,000 shares
 authorized, 144,320 shares
 issued and outstanding                              144,320 (2)      144,320
Class B common stock, no par
  value, 500,000 shares
 authorized, 362,558 shares
 issued and outstanding                              362,558 (2)      362,558
Additional paid in capital            4,378,443              (1)     (274,662)
                                                             (2)   (3,138,744)      7,791,849
Retained deficit                     (2,001,785)     688,409)(3)    2,361,869      (5,322,063)
                                    ------------  -----------                    -------------
                                      2,389,683      (181,531)                      2,482,814
                                    ------------  -----------                    -------------
                                    $ 2,852,987   $    93,131                    $  2,946,118
                                    ============  ===========                    =============

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(1)  Only  the  assets  of  SCS  are  being  acquired.

(2) Issuance of 2,725 shares of Series B preferred stock in exchange for 100% of the assets of SCS. The shares are valued at $2,725,000, which reflects the value of the equivalent number of common shares, 20,185,185 multiplied by the then-market value of HYPD stock, $.135. The purchase price exceeds the fair value of the assets acquired, thus giving rise to $2,631,869 of goodwill.

(3) The goodwill will be written off because of the recurring losses that have occurred in the previous SCS operations.

(4)  SCS  financial  statements  are  included  in  this  filing.

(5) Series B preferred stock is convertible into HYPD common stock at the lower of $.135 per share or 50% of the current trading price. If not converted, the stock has the right to vote 20,186,800 common shares, which represents over 50% of the common stock of HYPD. Series B preferred stockholders are entitled to 4% cumulative annual dividend.

                          INDEPENDENT AUDITORS' REPORT


To  the  Board  of  Directors  and  Stockholders
  Seacon  Computer  Systems,  Inc.
  Houston,  Texas

We have audited the accompanying balance sheet of Seacon Computer Systems, Inc. as of December 31, 2000, and the related statements of income, stockholders' equity, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Seacon Computer Systems, Inc. as of December 31, 2000, and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and has a net capital deficiency, which raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency, which raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



July  25,  2001

MALONE AND BAILEY, PLLC
Houston, Texas

                          SEACON COMPUTER SYSTEMS, INC.
                                  BALANCE SHEET
                                December 31, 2000


ASSETS
Current Assets
  Cash                                                  $  14,287
    Accounts receivable                                    17,322
                                                        ----------
    Total Current Assets                                   31,609

Property and Equipment, net of accumulated
   depreciation of $112,644                                61,522
                                                        ----------
      TOTAL ASSETS                                         93,131
                                                        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued expenses                 $ 114,247
  Installment debt payable                                  6,983
  Due to shareholders                                      23,400
  Due to officers                                          24,590
                                                        ----------
    Total Current Liabilities                             169,220

Due to Affiliate                                          105,442
                                                        ----------

      TOTAL LIABILITIES                                   274,662
                                                        ----------

Capital Deficit
  Class A common stock, no par value; 500,000 shares
    authorized; 144,320 shares issued and outstanding     144,320
  Class B common stock, no par value; 500,000 shares
    authorized; 362,558 shares issued and outstanding     362,558
  Retained (deficit)                                     (688,409)
                                                        ----------
    Total Capital Deficit                                (181,531)
                                                        ----------
      TOTAL LIABILITIES AND CAPITAL DEFICIT             $  93,131
                                                        ==========

                See accompanying summary of accounting policies
                        and notes to financial statements

                          SEACON COMPUTER SYSTEMS, INC.
                                INCOME STATEMENTS
                 For the Years Ended December 31, 2000 and 1999


                                            2000         1999
                                      -----------  -----------
Revenues                              $  461,571   $  355,458
Cost of Revenues                         338,692      234,900
                                      -----------  -----------
      GROSS MARGIN                       122,879      120,558

Operating Expenses
  General and administrative             160,832      265,054
  Interest expense                        52,031       84,632
                                      -----------  -----------
    Total Operating Expenses             216,863      349,696
                                      -----------  -----------
      NET LOSS                        $  (89,984)  $ (229,128)
                                      ===========  ===========

Loss per common share                 $     (.98)  $    (2.35)
Weighted average shares outstanding      229,128       40,000

                See accompanying summary of accounting policies
                        and notes to financial statements

                          SEACON COMPUTER SYSTEMS, INC.
                          STATEMENT OF CAPITAL DEFICIT
                 For the Years Ended December 31, 2000 and 1999


                              CLASS A    CLASS B    CLASS A     CLASS B
                               SHARES    SHARES      AMOUNT     AMOUNT
                              --------  ---------  ----------  ---------
BALANCES, December 31, 1998     40,000              $  40,000

Net (loss)
                              --------  ---------  ----------  ---------
BALANCES, December 31, 1999     40,000                 40,000

  Common stock issued
   - for debt                  104,320    362,558     104,320  $ 362,558

Net (loss)
                              --------  ---------  ----------  ---------

BALANCES, December 31, 2000    144,320    362,558  $  144,320  $ 362,558
                              ========  =========  ==========  =========

                See accompanying summary of accounting policies
                        and notes to financial statements

                          SEACON COMPUTER SYSTEMS, INC.
                          STATEMENT OF CAPITAL DEFICIT
                 For the Years Ended December 31, 2000 and 1999
                                   (Continued)

                                RETAINED
                               (DEFICIT)     TOTALS
                              -----------  -----------
BALANCES, December 31, 1998   $ (369,297)  $ (329,297)

Net (loss)                      (229,128)    (229,128)
                              -----------  -----------
BALANCES, December 31, 1999     (598,425)    (558,425)

  Common stock issued
   - for debt                                 466,878

Net (loss)                       (89,984)     (89,984)

                              -----------  -----------

BALANCES, December 31, 2000   $ (688,409)  $ (181,531)
                              ===========  ===========

                See accompanying summary of accounting policies
                        and notes to financial statements

                          SEACON COMPUTER SYSTEMS, INC.
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 2000 and 1999


                                                       2000        1999
                                                 -----------  ----------
Cash flows from operating activities
  Net (loss)                                     $  (89,984)  $(229,128)
Adjustments to reconcile net (loss) to cash
 provided from operating activities
  Depreciation and amortization                      32,678      32,436
Changes in:
  Accounts receivable                                  (536)        (64)
  Accounts payable and accrued expenses             (23,285)     75,698
  Accrued interest                                    3,561      47,028
  Deferred revenue                                               (5,279)
                                                 -----------  ----------
    NET CASH (USED) BY OPERATING ACTIVITIES         (77,566)    (79,309)

Cash flows from investing activities
  Purchases of property and equipment               (21,900)    (46,020)
                                                 -----------  ----------
    NET CASH (USED) BY INVESTING ACTIVITIES         (21,900)    (46,020)

Cash flows from financing activities
  Proceeds from installment notes                    21,861      50,849
  Payments on installment notes                     (49,004)    (16,723)
  Net change in advances from officers              136,590      99,508
  Net change in advances from shareholders           (8,423)
                                                 -----------  ----------
    NET CASH PROVIDED BY FINANCING ACTIVITIES       101,024     133,634
                                                 -----------  ----------
Net increase in cash                                  1,558       8,304

    CASH AT BEGINNING OF PERIOD                      12,729       4,424
                                                 -----------  ----------
    CASH AT END OF PERIOD                        $   14,287   $  12,729
                                                 ===========  ==========

SUPPLEMENTAL DISCLOSURES
  Interest paid in cash                          $    9,282   $   9,984
  Non-cash transactions:
   - exchange of debt for stock                  $  466,879

                See accompanying summary of accounting policies
                        and notes to financial statements

                          SEACON COMPUTER SYSTEMS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

Nature of business. Seacon Computer Systems, Inc. was incorporated in Texas in 1992. The Company sells and services computer equipment, most commonly equipment and software involved in the conversion of seismic data tapes to modern media. The Company also performs conversions of these tapes.

Concentrations. The Company is heavily dependent upon the oil and gas industry for revenue.

Estimates and assumptions. Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the balance sheet date and for the period then ended. Actual results could differ from these estimates.

Revenue and cost recognition. Service revenue is recognized when services are rendered. Revenue from hardware and software sales are recognized when goods are shipped. Advertising costs are expensed as incurred.

Property and Equipment. The Company calculates depreciation for financial reporting using the straight-line method over the useful lives of the assets. A summary of property and equipment is as follows:

Computer  equipment  and  software     3  years     $  141,570
Office  equipment  and  furniture      5  years         24,596
Vehicle                                5  years          8,000
                                                    ----------
      Total  cost                                      174,166
Less: accumulated  depreciation                       (112,644)
                                                    ----------
      Net carrying value                            $   61,522
                                                    ==========

The Company follows Statement of Financial Accounting Standards No. 121, Impairment of Long-Lived Assets, by reviewing such assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Accounts  payable  and  accrued  expenses:

     Accounts  payable                               $110,625
     Accrued  payroll  and  payroll  tax                1,066
     State  sales  tax  payable                         2,554
                                                    ----------
                                                     $114,245
                                                    ==========

Income taxes are computed using the tax liability method of accounting, whereby deferred income taxes are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates that will be in effect when the differences reverse.

Loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed by dividing the net loss, by the weighted average number of common shares outstanding plus potential dilutive securities. For the years ended December 31, 1999 and 2000 there were no potential dilutive securities;
accordingly,  diluted  earnings  per  share  is  not  shown.

For purposes of the cash flow statement, cash and cash equivalents include all highly liquid investments purchased with original maturities of three months or less.

NOTE 2 - GOING CONCERN

The Company has incurred recurring net losses and negative cash flows. These conditions create an uncertainty as to the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that increased sales are likely following its acquisition by HyperDynamics Corporation (ticker HYPD) on May 31, 2001 (see Note 6). In addition, the Company plans to move into HYPD's offices in August 2001 and not renew its previous office lease expiring January 2002 (see Note 5).

NOTE 3 - NOTES PAYABLE AND COMMON STOCK

The Company has a note payable to a minority shareholder of $18,000 which accrues simple interest at a rate of 10%. The note was entered into during the year ended December 31, 1998 and accrued interest up through December 31, 2000 totaled $5,500. During the year ended December 31, 2000, the Company converted $42,000 of additional notes payable to other minority shareholders, plus accrued interest of $10,160 to Class A common stock.

As of December 31, 1998, the Company had received advances from a company that had some common owners and common management with the Company totaling $128,581. The Company was unable to repay the advances, and thus the related company could not pay its noteholders. Some of the noteholders of the related company opted to receive Class B (non-voting) common stock in the Company to satisfy their debt, plus interest of 12%. $41,758 of debt was settled in this manner. $105,422 principal and interest is payable to the related company as of December 31, 2000.

The Company is obligated to pay a management fee of $6,459 per month to a company owned by two officers of the Company. The management fee is in lieu of salaries to those officers. Accrued management fees of $283,100, accrued interest on the management fees of $46,380, and cash advances to the Company of $43,380 were converted to 320,800 Class B common shares and 52,160 Class A common shares during the year ended December 31, 2000.

The Company has two classes of stock; Class A shares have voting rights and class B shares do not. The Class B shares were created so that the debts outstanding to the Company could be converted to equity as described above and the original shareholders would maintain the same voting percentages as before the conversions.

NOTE 4 - INCOME TAXES

The Company has net operating loss carryforwards of about $680,000 which are available to offset income in future years. These carryforwards expire in the years 2018 - 2020.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

The Company is liable on its current office lease for $1,560 per month on a lease expiring in January 2002. Lease expense for the years ended December 31, 2000 and 1999, respectively, totaled $18,209 and $19,994.

NOTE 6 - SUBSEQUENT EVENTS

On May 1, 2001, the Company exchanged 100% of its assets for 100,000 shares of Hyperdynamics Corporation (ticker HYPD) and a $700,000 promissory note payable, which is to be paid quarterly in amounts equal to 50% of the profits deriving from the assets. Payments will be made in cash and HYPD stock. Additionally, HYPD has assumed responsibility for the lease (see Note 3); contracts with 2 employees for $7,000 per month over two years; a contract specifying that a brother of the CEO of HYPD will receive payments of 1% of the revenues derived from the assets of the Company; and a two year contract for a software license providing for minimum payments of $3,000 per month.

In connection with the acquisition, 2,750 shares of Series B preferred stock, which represents voting control of HYPD, were issued to a company owned by the father of HYPD's CEO.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HYPERDYNAMICS CORPORATION


Date:  August 14, 2001                  By:  /s/  Kent Watts
                                        -------------------------------
                                        Kent Watts, President, CEO, and
                                        Chief  Accounting  Officer